Net income (loss) per share (Tables)	12 Months Ended
Dec. 31, 2023
Net income (loss) per share
Schedule of basic and diluted net income per share

	For Year Ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Numerator:
Net loss	(205,963)	(610,374)	(222,776)
Net (income) loss attributable to non-controlling interests	(1,505)	843	(9,677)
Net income attributable to redeemable non-controlling interests	(12,362)	(43,759)	(45,969)
Net loss attributable to ordinary shareholders of Baozun Inc.	(219,830)	(653,290)	(278,422)

Net loss per share attributable to ordinary shareholders of Baozun Inc.
Basic	(1.02)	(3.56)	(1.56)
Diluted	(1.02)	(3.56)	(1.56)

Net loss per ADS (1 ADS represents 3 Class A ordinary shares) attributable to ordinary shareholders of Baozun Inc.
Basic	(3.05)	(10.69)	(4.68)
Diluted	(3.05)	(10.69)	(4.68)

Shares (Denominator):
Weighted average number of ordinary shares
Basic	216,370,290	183,274,855	178,549,849
Diluted	216,370,290	183,274,855	178,549,849